Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Teltronics, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2008 (the "Report"), I, Ewen R. Cameron, Director, President, Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TELTRONICS, INC.
/s/ Ewen R. Cameron
August 14, 2008	Ewen R. Cameron
Director, President, Chief Executive Officer And Chief Financial Officer